UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 21, 2020

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of issuing entity:  0001786008

CSAIL 2019-C17 Commercial Mortgage Trust

(Exact name of issuing entity)

Central Index Key Number of registrant:  0001654060

Credit Suisse Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of sponsor:  0001628601

Column Financial, Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001767304

3650 REIT
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001755531

Societe Generale Financial Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001685185

UBS AG
(Exact name of sponsor as specified in its charter)

New York	333-227081-03	38-4123693 38-4123694 38-7221371
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(212) 538-1807

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02. Change of Servicer or Trustee.

Effective as of April 21, 2020, 3650 REIT Loan Servicing LLC, a Delaware limited liability company (“3650 Servicing”), replaced Midland Loan Services, a Division of PNC Bank, National Association, which effective the same date was terminated as special servicer by the Directing Certificateholder for the CSAIL 2019-C17 Commercial Mortgage Trust (the “CSAIL 2019-C17 Transaction”), pursuant to Section 7.01(d) of the Pooling and Servicing Agreement, dated as of September 1, 2019, between Credit Suisse Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and filed as Exhibit 4.1 to the Current Report on Form 8-K filed on September 25, 2019 (the “PSA”).  In such capacity, the special servicer will be responsible for the servicing and administration of the Specially Serviced Mortgage Loans (other than any Excluded Special Servicer Loan) and REO Properties pursuant to the PSA.  Initially capitalized terms used but not defined herein shall have the meanings set forth in the PSA.

3650 Servicing maintains its principal servicing office at 2977 McFarlane Road, Suite #300 Miami, FL 33133.

3650 Servicing has been engaged in the servicing of commercial mortgage loans since approximately 2017. 3650 Servicing currently has a commercial mortgage-backed securities special servicer rating of CSS3+ by Fitch Ratings, Inc., an Average commercial mortgage loan special servicer ranking from S&P Global Ratings, a Standard & Poor’s Financial Services LLC business, and is also an approved Special Servicer by Kroll Bond Rating Agency, Inc., Moody’s Investors Service, Inc., and DBRS, Inc..  In light of 3650 Servicing receiving the aforementioned servicer ratings, 3650 Servicing intends to begin acting as special servicer for certain commercial mortgage securitizations.

3650 Servicing is an affiliate of (x) 3650 REIT Loan Funding 1 LLC (f/k/a Grass River Real Estate Credit Partners Loan Funding, LLC d/b/a 3650 REIT) (“3650 REIT”), the retaining sponsor, mortgage loan seller and an originator with respect to each of the CSAIL 2019-C17 Transaction and the CSAIL 2019-C15 securitization transaction, pursuant to which the Desert Marketplace Mortgage Loan is serviced, and for which 3650 Servicing also acts as special servicer and (y) 3650 Real Estate Investment Trust 1 LLC (f/k/a Grass River Real Estate Credit Partners REIT LLC) (“3650 Risk Retention Holder”), the holder of the Class E-RR, Class F-RR, Class G-RR, Class NR-RR and Class Z Certificates issued in connection with the CSAIL 2019-C17 Transaction and the holder of the Class E-RR, Class F-RR, Class G-RR and Class NR-RR Certificates issued in connection with the CSAIL 2019-C15 securitization transaction for which 3650 Servicing also acts as special servicer. 3650 REIT began originating and acquiring mortgage loans in 2017. 3650 REIT Holding Company LLC (f/k/a Grass River Capital LLC), together with its subsidiaries 3650 Servicing and 3650 REIT, had approximately 41 employees as of January 1, 2020 and is headquartered in Miami with offices located in New York City, Los Angeles, Chicago, Dallas and Nashville.

3650 Servicing has detailed operating policies and procedures which, pursuant to such policies and procedures are scheduled to be reviewed at least annually and updated as appropriate. These policies and procedures for the performance of its special servicing obligations are, among other things, in compliance with the applicable servicing criteria set forth in Item 1122 of Regulation AB under the Securities Act.  3650 Servicing has developed strategies and procedures for managing delinquent loans, loans subject to bankruptcies of the borrowers and other breaches by borrowers of the underlying loan documents that are designed to maximize value from the assets for the benefit of certificateholders. These strategies and procedures vary on a case by case basis, and include, but are not limited to, liquidation of the underlying collateral, note sales, discounted payoffs, and borrower negotiation or workout in accordance with the related servicing standard. The strategy pursued by 3650 Servicing for any particular mortgage loan depends upon, among other things, the terms and provisions of the underlying loan documents, the jurisdiction where the underlying property is located and the condition and type of underlying property. Standardization and automation have been pursued, and continue to be pursued, wherever possible so as to provide for continued accuracy, efficiency, transparency, monitoring and controls.

3650 Servicing is subject to an annual external audit.  Pursuant to 3650 Servicing’s policies and procedures the first such annual external audit is scheduled to occur on or before the first calendar quarter of 2021.

3650 Servicing maintains a cloud-based surveillance and asset management system that contains performance information at the portfolio, loan and property levels on the various loans that it services, which system also has the capacity to aggregate performance information on any REO assets that it may service. Additionally, 3650 Servicing has a formal, documented disaster recovery and business continuity plan.

As of March 31, 2020, 3650 Servicing and its affiliates were actively servicing approximately 84 portfolio loans with a maximum principal balance of approximately $1,631,180,537.

As of the date hereof, 3650 Servicing serves as special servicer for two other commercial real estate securitization.

In its capacity as the special servicer, 3650 Servicing will not have primary responsibility for custody services of original documents evidencing the underlying Mortgage Loans. 3650 Servicing may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular underlying Mortgage Loans or otherwise. To the extent that 3650 Servicing has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the Servicing Standard.

3650 Servicing does not have any material advancing rights or obligations with respect to the commercial mortgage-backed securities pools as to which it anticipates acting as special servicer. In certain instances 3650 Servicing may have the right to make property related servicing advances in emergency situations with respect to certain commercial mortgage-backed securities pools as to which it acts as special servicer. Generally, 3650 Servicing’s servicing functions under pooling and servicing agreements will not include collection on the pool assets, however 3650 Servicing will maintain certain operating accounts with respect to REO mortgage loans in accordance with the terms of the applicable pooling and servicing agreements and consistent with the servicing standard set forth in each of such pooling and servicing agreements.

There are, to the actual current knowledge of 3650 Servicing, no special or unique factors of a material nature involved in special servicing the particular types of assets included in the CSAIL 2019-C17 Transaction, as compared to the types of assets included in other commercial mortgage-backed securitization pools generally.  3650 Servicing’s processes and procedures with respect to the CSAIL 2019-C17 Transaction will not materially differ from the processes and procedures to be employed by 3650 Servicing in connection with its special servicing of commercial mortgage-backed securitization pools generally. There have not been any material changes to the policies or procedures of 3650 Servicing in the servicing function it will perform under the PSA for assets of the same type included in the CSAIL 2019-C17 Transaction since the implementation of such policies and procedures on October 15, 2019.

No securitization transaction in which 3650 Servicing was acting as special servicer has experienced a servicer event of default as a result of any action or inaction of 3650 Servicing as special servicer, including as a result of a failure by 3650 Servicing to comply with the applicable servicing criteria in connection with any securitization transaction. 3650 Servicing has not been terminated as special servicer in any securitization, either due to a servicing default or the application of a servicing performance test or trigger. 3650 Servicing has not yet been required to make an advance with respect to any securitization transaction. There has been no previous disclosure of material noncompliance with the applicable servicing criteria by 3650 Servicing in connection with any securitization in which 3650 Servicing was acting as special servicer.

3650 Servicing does not believe that its financial condition will have any adverse effect on the performance of its duties under the PSA and, accordingly, 3650 Servicing believes that its financial condition will not have any material impact on the Mortgage Loan performance or the performance of the certificates.

From time to time 3650 Servicing may be a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. 3650 Servicing does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the PSA.  There are currently no legal proceedings pending, and no legal proceedings known to be contemplated by governmental authorities, against 3650 Servicing or of which any of its property is the subject, that are material to the Certificateholders.

3650 Servicing may occasionally engage consultants to perform property inspections and to provide surveillance on a property and its local market; it currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to this transaction with the exception of some outsourced base servicing functions.

In the commercial mortgage-backed securitizations in which 3650 Servicing acts as special servicer, 3650 Servicing may enter into one or more arrangements with any party entitled to appoint or remove and replace the special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer compensation in consideration of, among other things, 3650 Servicing’s appointment as special servicer under the applicable servicing agreement and limitations on such person’s right to replace 3650 Servicing as the special servicer.

3650 Servicing is an affiliate of (i) 3650 REIT, the retaining sponsor, a mortgage loan seller and an originator with respect to each of the CSAIL 2019-C17 Transaction and the CSAIL 2019-C15 securitization transaction, pursuant to which the Desert Marketplace Mortgage Loan is serviced, and for which 3650 Servicing also acts as special servicer and (ii) 3650 Risk Retention Holder, the holder of the Class E-RR, Class F-RR, Class G-RR, Class NR-RR and Class Z Certificates, the Directing Certificateholder and Controlling Class Certificateholder in connection with the CSAIL 2019-C17 Transaction and the holder of the Class E-RR, Class F-RR, Class G-RR and Class NR-RR Certificates, the directing certificateholder and controlling class certificateholder in connection with the CSAIL 2019-C15 securitization transaction for which 3650 Servicing also acts as special servicer. Except as described above and except as set forth in an unaffiliated seller fee arrangement between 3650 Servicing, 3650 REIT and the Master Servicer (providing for a 3 basis point fee strip to be paid to 3650 Servicing with respect to mortgage loans contributed to the CSAIL 2019-C17 Transaction by 3650 REIT), as of April 21, 2020, neither 3650 Servicing nor any of its affiliates expects to retain any certificates issued by the issuing entity or any other economic interest in this securitization. However, 3650 Servicing or its affiliates may, in the future, own interests in certain other classes of certificates. Any such party will have the right to dispose of such certificates at any time.  3650 Servicing or an affiliate assisted 3650 Risk Retention Holder and/or one or more of its affiliates with its due diligence of the Mortgage Loans prior to the Closing Date.

Except as disclosed herein and except for 3650 Servicing acting as special servicer for the CSAIL 2019-C17 Transaction, there are no specific relationships that are material involving or relating to the CSAIL 2019-C17 Transaction or the Mortgage Loans between 3650 Servicing or any of its affiliates, on the one hand, and the issuing entity, the sponsors, the trustee, the certificate administrator, any originator, any significant obligor, the master servicer, the operating advisor or the asset representations reviewer, on the other hand, that currently exist or that existed during the past two years.  In addition, other than as disclosed herein, there are no business relationships, agreements, arrangements, transactions or understandings that have been entered into outside the ordinary course of business or on terms other than would be obtained in an arm’s length transaction with an unrelated third party – apart from the CSAIL 2019-C17 Transaction – between 3650 Servicing or any of its affiliates, on the one hand, and the issuing entity, the sponsors, the trustee, the certificate administrator, any originator, any significant obligor, the master servicer, the operating advisor or the asset representations reviewer, on the other hand, that currently exist or that existed during the past two years and that are material to an investor’s understanding of the certificates.

From time to time, 3650 Servicing and/or its affiliates may purchase securities, including CMBS certificates.  3650 Servicing and/or its affiliates may from time to time purchase any such certificates, including in the secondary market.  Any such party will have the right to dispose of such certificates at any time, subject to any relevant restrictions that may be applicable to the transfer of such certificates as a result of the Credit Risk Retention Rule.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Credit Suisse Commercial Mortgage Securities Corp.
(Depositor)
Date: April 21, 2020
	By:	/s/ Charles Y. Lee
Name: Charles Y. Lee
Title: President and CEO